Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

by and between

Abengoa, S.A.

and

FR Alfajor Holdings S.à.r.l.

Dated as of November 4, 2011

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of November 3, 2011 by and between Abengoa, S.A., a sociedad anónima established under the laws of the Kingdom of Spain (the “Company”) duly represented by its officer acting pursuant to a power of attorney, and FR Alfajor Holdings S.à.r.l., duly represented by its officer acting pursuant to a power of attorney (the “Investor”).

WHEREAS, the Company and First Reserve Fund XII, L.P., an affiliate of the Investor, are parties to an Investment Agreement, dated as of October 3, 2011 (the “Investment Agreement”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Investment Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investor as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

SECTION 1

CERTAIN DEFINITIONS.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“ADSs” means American Depositary Shares representing Class B Shares.

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report). Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.

“CNMV” means the Spanish Comisión Nacional del Mercado de Valores.

“Class A Shares” means the Class A Shares, par value €1,00 per share, of the Company.

“Class A Shares Warrant” shall have the meaning set forth in the Investment Agreement.

“Class B Shares” means the Class B Shares, par value €0,01 per share, of the Company.

“Class B Shares Warrant” shall have the meaning set forth in the Investment Agreement.

“Company” has the meaning set forth in the introductory paragraph.

“Demand Registration” has the meaning set forth in Section 2(a).

“Demand Registration Statement” has the meaning set forth in Section 2(a).

“Documento de Registro” means a registration document filed with the CNMV in accordance with article 19 of Royal Decree 1310/2005, of November 4 and other applicable Spanish Securities Laws in respect of an offering of Registrable Shares or other securities in Spain.

“Entry Price Adjustment Shares” shall have the meaning set forth in the Investment Agreement.

“Entry Price Adjustment Warrant” shall have the meaning set forth in the Investment Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exit Share Shortfall Amount” shall have the meaning set forth in the Investment Agreement.

“F-3 Shelf Registration” has the meaning set forth in Section 4(a).

“F-3 Shelf Registration Statement” has the meaning set forth in Section 4(a).

“Folleto Informativo” means an offering prospectus filed with the CNMV in accordance with the Spanish Securities Laws in respect of an offering of Registrable Shares in Spain.

“Form F-3” means a registration statement on Form F-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Holdback Agreement” has the meaning set forth in Section 6.

“Holdback Period” has the meaning set forth in Section 6.

“Iberclear” refers to the Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores S.A.U.

“Investment Agreement” means the agreement specified in the first Recital hereto, as such agreement may be amended from time to time.

“Investor” means the Person named as such in the first paragraph of this Agreement. References herein to the Investor shall apply to Permitted Transferees who become Investors pursuant to Section 10(a), provided that for purposes of all ownership thresholds and limitations herein, the actions of the Permitted Transferees and the Investor shall be aggregated.

“Minimum Amount” means €60.000.000.

“NYSE” means the New York Stock Exchange.

“OPS” means a primary public offering of equity securities to the public in Spain implemented in accordance with the Spanish Securities Laws.

“OPV” means a secondary public offering of equity securities to the public in Spain implemented in accordance with the Spanish Securities Laws.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Permitted Transferee” means any affiliate of the Investor that is an investment fund or vehicle (but not a portfolio company of any such fund or vehicle).

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Prospectus” means (i) in the United States, the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and (ii) in Spain, a Folleto Informativo or (after the filing of, and together with, a Documento de Registro) a Nota de Valores in respect of an issuance of securities under a Documento de Registro, in each case, relating to Registrable Shares, as amended or supplemented and including all information incorporated by reference in such prospectus or prospectuses.

"Purchased Securities" shall have the meaning set forth in the Investment Agreement.

"Purchased Shares" shall have the meaning set forth in the Investment Agreement.

“Qualified Offering” shall have the meaning set forth in the Investment Agreement.

“Registrable Shares” means, at any time, (i) the Purchased Shares, (ii) the Warrant Shares, (iii) any Class A Shares delivered pursuant to the Class A Shares Warrant, (iv) any Entry Price Adjustment Shares delivered pursuant to the Entry Price Adjustment Warrant, (v) any Class A Shares delivered in connection with settling the Exit Share Shortfall Amount and (vi) any securities issued by the Company after the date hereof in respect of the Purchased Shares, the Warrant Shares, such Class A Shares delivered pursuant to the Class A Shares Warrant, such Entry Price Adjustment Shares and such Class A Shares delivered in connection with settling the Exit Share Shortfall Amount by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, but excluding (vii) any and all Purchased Shares, Warrant Shares, Class A Shares delivered pursuant to the Class A Shares Warrant, Entry Price Adjustment Shares delivered pursuant to the Entry Price Adjustment Warrant, Class A Shares delivered in connection with settling the Exit Share Shortfall Amount and other securities referred to in clauses (i), (ii), (iii), (iv), (v) and (vi) that at any time after the date hereof (a) have been sold in the United States pursuant to an effective registration statement or Rule 144 (or any similar provision then in effect) under the Securities Act or to the public in Spain in accordance with the Spanish Securities Laws, (b) have been sold in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act or with the CNMV or (c) have been transferred in violation of the provisions of the Investment Agreement or to a Person that does not become an Investor pursuant to Section 10(a) hereof or is not a transferee or assignee of rights hereunder pursuant to Section 10(b) (or any combination of clauses (a), (b) and (c)). It is understood and agreed that, once a security of the kind described in clause (i), (ii), (iii), (iv), (v) and (vi) above becomes a security of the kind described in clause (vii) above, such security shall cease to be a Registrable Share for all purposes of this Agreement and the Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security. For the avoidance of doubt, none of the Warrants shall be deemed Registrable Shares for any purposes whatsoever under this Agreement.

“Registration Expenses” has the meaning set forth in Section 8(a).

“Registration Statement” means any registration statement of the Company filed with the SEC or Folleto Informativo filed with the CNMV which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including (as applicable) the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“SEC” means the US Securities and Exchange Commission or any successor agency.

“Securities Act” means the US Securities Act of 1933, as amended.

“Share Exchange” shall have the meaning set forth in the Investment Agreement.

“Shares” means any Class A Shares or Class B Shares. If at any time Registrable Shares include securities of the Company other than Class A Shares or Class B Shares, then, when referring to shares other than Registrable Shares, “Shares” shall include the class or classes of such other securities of the Company.

“Shelf Takedown” has the meaning set forth in Section 4(b).

“Spanish Securities Laws” means the Spanish and European Union rules and regulations on the functioning of the Securities Markets in Spain and in particular the Securities Markets Law (Ley de Mercado de Valores) of 1988 and the rules and regulations implementing it.

“Spanish Stock Exchanges” shall have the meaning set forth in the Investment Agreement.

“Suspension Period” has the meaning set forth in Section 5.

“Termination Date” means, with respect to each of the Investor and any Permitted Transferees who become Investors pursuant to Section 10(a) and any Person who is a transferee or assignee of rights hereunder pursuant to Section 10(b), the date on which such Investor or Person ceases to hold Registrable Securities; provided, that such Investor’s or Person’s rights and obligations pursuant to Section 9, as well as the Company’s obligations to pay expenses pursuant to Section 8, shall survive with respect to any Registration Statement in which any Registrable Securities were included.

“Third Party Holdback Period” means any Holdback Period imposed on the Investor pursuant to Section 6 in respect of an underwritten offering of Shares in which (i) the Investor elected not to participate or (ii) the Investor’s participation was reduced or eliminated pursuant to Section 3(b) or 3(c).

“Underwritten offering” means (in the United States) an SEC-registered offering and (in Spain) an offering made in compliance with the Spanish Securities Laws in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks, and “underwritten Shelf Takedown” means an underwritten offering effected (in the United States) pursuant to an F-3 Shelf Registration and Prospectus or (in Spain) a Documento de Registro together with a Nota de Valores.

“Warrants” shall have the meaning set forth in the Investment Agreement.

“Warrant Shares” shall have the meaning set forth in the Investment Agreement.

In addition to the above definitions, unless the context requires otherwise:

(i)             any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii)                   “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii)                references to “Section” are references to Sections of this Agreement;

(iv)               words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v)                  references to “business day” mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York and in Madrid, Spain generally are authorized or required by law or other governmental action to close; and

(vi)               references to “dollars” and “$” mean U.S. dollars.

SECTION 2

DEMAND REGISTRATION

(a)                            Right to Request Registration. Subject to the provisions hereof, until the Termination Date, the Investor may at any time request registration for resale under the Securities Act of all or part of the Registrable Shares (a “Demand Registration”); provided, however, that (based on the then-current market prices) the number of Registrable Shares included in the Demand Registration would, if fully sold in an underwritten offering, yield gross proceeds to the Investor of at least the Minimum Amount. Subject to Section 2(d) and Sections 5 and 7 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) as soon as practicable, and in any event within 30 days after the Investor’s request therefor, and (ii) if necessary, to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. Notwithstanding anything to the contrary herein, (i) the Investor will have no right to request any Demand Registration unless and until the Company registers equity securities with the SEC, and (ii) if the Company elects in the Qualified Offering only to issue Class B Shares listed on the Spanish Stock Exchanges and not also ADSs listed on the NYSE, the Company’s obligations under this Section 2 shall be deemed satisfied by the filing of a Prospectus with the CNMV at such times as would be necessary to permit and facilitate the public distribution of the Registrable Securities.

(b)                            Number of Demand Registrations. Subject to the limitations of Sections 2(a), 2(d) and 4(a), the Investor shall be entitled to request up to three Demand Registrations in the aggregate (regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 10(a) or transferees or assignees of rights hereunder pursuant to Section 10(b)).  The filing, following the request of the Investor, of a Folleto Informativo with the CNMV in respect of a resale of Registrable Shares in an OPV shall count as the exercise of one such Demand Registration.

(c)                             Priority on Demand Registrations. The Company may include Shares other than Registrable Shares in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such Shares may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Investor requesting such Demand Registration that in their opinion the number of Shares proposed to be included in the Demand Registration exceeds the number of Shares which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such other Persons in such manner as the Company may determine. If the number of Shares which the managing underwriters advise can be sold is less than the number of Shares proposed to be registered pursuant to clause (i) above by the Investor, the amount of Shares to be sold shall be allocated solely to the Investor.

(d)                            Restrictions on Demand Registrations. The Investor shall not be entitled to request a Demand Registration (i) within six months after the Investor has sold Shares in a Demand Registration or an underwritten Shelf Takedown requested pursuant to Section 4(b) or (ii) during the period starting with the date forty-five days prior to the Company’s good faith estimate of the date of filing of, and ending on the date six months after the effective date of, a Registration Statement with respect to a primary or secondary underwritten offering pursuant to a Piggyback Registration; provided, that the Company is using reasonable best efforts to pursue such offering. Notwithstanding the foregoing, the Company shall not be obligated to proceed with a Demand Registration if the offering to be effected pursuant to such registration can be effected pursuant to an F-3 Shelf Registration and the Company, in accordance with Section 4, effects or has effected an F-3 Shelf Registration pursuant to which such offering can be effected.

(e)                             Underwritten Offerings. The Investor shall be entitled to request an underwritten offering pursuant to a Demand Registration, but only if the request is not made within six months after the Investor has sold Shares in an underwritten offering pursuant to (i) a Demand Registration or (ii) an F-3 Shelf Registration. If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Investor shall have the right to select the managing underwriter to lead the offering that is reasonably acceptable to the Company.

(f)                              Effective Period of Demand Registrations. Upon the date of effectiveness of any Demand Registration for an offering, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 180 days from such date or such shorter period which shall terminate when all of the Registrable Shares covered by such Demand Registration have been sold by the Investor; provided, that such period shall be extended for a period of time equal to the period the Investor refrains from selling any securities included in such Registration Statement at the request of the Company pursuant to the provisions of this Agreement. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective and remains continuously effective for the period referred to in the previous sentence. If (i) the Company shall withdraw any Demand Registration pursuant to Section 5 before such 180 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto or (ii) the offering of the Registrable Securities covered by such Demand Registration is subject to a stop order, injunction or similar order or requirement of the SEC or the CNMV during such period, then the Investor shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement.

SECTION 3
PIGGYBACK REGISTRATIONS.

(a)                                 Right to Piggyback. Whenever prior to the Termination Date the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8 or F-4), whether for its own account or for the account of one or more holders of Shares (other than the Investor), and the form of registration statement to be used may be used for any registration of Registrable Shares (a “Piggyback Registration”), the Company shall give prompt written notice to the Investor of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Shares with respect to which the Company has received a written request for inclusion therein from the Investor within 10 days after the Investor’s receipt of the Company’s notice (provided that only Registrable Shares of the same class or classes as the Shares being registered may be included). The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. If the Company or any other Person other than the Investor proposes to sell Shares in an underwritten offering pursuant to a registration statement on Form F-3 under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering pursuant to a Piggyback Registration, respectively.  Notwithstanding the foregoing, if the Company elects in the Qualified Offering only to issue Class B Shares listed on the Spanish Stock Exchanges and not also ADSs listed on the NYSE, the Company’s obligations under this Section 3 shall be deemed satisfied by the filing with the CNMV of a Folleto Informativo under the Spanish Securities Laws in connection with an OPV of Registrable Shares concurrently with an OPS by the Company or in an OPV for the account of one or more holders of Shares (other than the Investor).

(b)                                 Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of Shares requested to be included therein by holders of Shares, including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among all such holders on the basis of the number of Shares requested to be included therein by all such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined on a pro rata basis based on the total number of Shares requested to be included in such offering without giving effect to such reduction).

(c)                                  Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Shares other than the Investor, and the managing underwriters advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the

Company shall include in such registration (i) first, the number of Shares requested to be included therein by the holder(s) requiring such registration, (ii) second, the number of Shares requested to be included therein by other holders of Shares including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among such holders on the basis of the number of Shares requested to be included therein by such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined on a pro rata basis based on the total number of Shares requested to be included in such offering without giving effect to such reduction), and (iii) third, the number of Shares that the Company proposes to sell.

(d)                            Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, the Company shall have the right to select the global coordinator or coordinators of the transaction, and/or managing underwriter or underwriters to lead any such offering.

(e)                             Basis of Participations. The Investor may not sell Registrable Shares in any offering pursuant to a Piggyback Registration unless it (a) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents reasonably required under the terms of such arrangements; provided, that the Investor shall not be required to make any representations or warranties other than (x) those related to title and ownership of the Registrable Shares being sold and (y) as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company in writing or the managing underwriter by the Investor expressly for use therein.

SECTION 4
F-3 SHELF REGISTRATION.

(a)                                 Right to Request Registration. Subject to the provisions hereof, at any time when the Company is eligible to use Form F-3 prior to the Termination Date, the Investor shall be entitled to request on one occasion that the Company file a Registration Statement on Form F-3 (or an amendment or supplement to an existing registration statement on Form F-3) for a public offering of all or such portion of the Registrable Shares designated by the Investor pursuant to Rule 415 promulgated under the Securities Act or otherwise (an “F-3 Shelf Registration”). Following such time as the Company registers equity securities with the SEC, the Company shall use its reasonable best efforts to qualify for registration on Form F-3. A request for an F-3 Shelf Registration may not be made within six months after the Investor has sold Shares in a Demand Registration or at any time when an F-3 Shelf Registration is in effect or the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a Registration Statement. Upon such request, and subject to Section 5, the Company shall use reasonable best efforts (i) to file a Registration Statement (or any amendment or supplement thereto) covering the number of shares of Registrable Shares specified in such request under the Securities Act on Form F-3 (an “F-3 Shelf Registration Statement”) for public sale in accordance with the method of disposition specified in such request within five business days (in the case of a Registration Statement that is automatically effective upon filing) or 30 days (in the case of all other Registration Statements) after the Investor’s written request therefor and (ii) if necessary, to cause such F-3 Shelf Registration Statement to become effective as soon as practical thereafter. The right to request an F-3 Shelf Registration may be exercised no more than once in the aggregate, regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 10(a) or transferees or assignees of rights hereunder pursuant to Section 10(b). If the Investor has used its right to a F-3 Shelf Registration pursuant to this Section 4 and has exercised fewer than three Demand Registrations, the Company’s obligations with respect to any unexercised Demand Registrations shall be deemed to have been satisfied upon its filing with the SEC of F-3 Shelf Registration Statement and compliance with its obligations under Section 4(b) below in respect of such number of Shelf Takedowns completed as underwritten offerings as would equal the number of unexercised Demand Registrations at the date of filing of such F-3 Shelf Registration Statement, and Section 4(e) below in respect of the effective period of such F-3 Shelf Registration Statement.

(b)                                 Right to Effect Shelf Takedowns. The Investor shall be entitled, at any time and from time to time when an F-3 Shelf Registration Statement is effective and until the Termination Date, to sell such Registrable Shares as are then registered pursuant to such Registration Statement (each, a “Shelf Takedown”), but only upon not less than three business days’ prior written notice to the Company (if such takedown is to be underwritten). The Investor shall be entitled to request that a Shelf Takedown shall be an underwritten offering; provided, however, that (based on the then-current market prices) the number of Registrable Shares included in each such underwritten Shelf Takedown would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount, and  provided, further, that the Investor shall not be entitled to request any underwritten Shelf Takedown (i) within six months after the Investor has sold Shares in an underwritten offering effected pursuant to a (x) Demand Registration or (y) F-3 Shelf Registration or (ii) during the period starting with the date forty-five days prior to the Company’s good faith estimate of the date of filing of, and ending on the date six months after the effective date of, a registration statement with respect to a primary or secondary underwritten offering; provided, that the Company is using reasonable best efforts to pursue such offering. The Investor shall give the Company prompt written notice of the consummation of each Shelf Takedown (whether or not underwritten).

(c)                             Priority on Underwritten Shelf Takedowns. The Company may include Shares other than Registrable Shares in an underwritten Shelf Takedown for any accounts on the terms provided below, but only with the consent of the managing underwriters of such offering and the Investor (such consent not to be unreasonably withheld). If the managing underwriters of the requested underwritten Shelf Takedown advise the Company and the Investor that in their opinion the number of Shares proposed to be included in the underwritten Shelf Takedown exceeds the number of Shares which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such underwritten Shelf Takedown (i) first, the number of Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Registrable Shares proposed to be included in the underwritten Shelf Takedown pursuant to clause (i) above, the amount of Shares to be so sold shall be allocated solely to the Investor. The provisions of this paragraph (c) apply only to a Shelf Takedown that the Investor has requested be an underwritten offering.

(d)                            Selection of Underwriters. If any of the Registrable Shares are to be sold in an underwritten Shelf Takedown initiated by the Investor, the Investor shall have the right to select the managing underwriter to lead the offering that is reasonably acceptable to the Company.

(e)                             Effective Period of F-3 Shelf Registrations. The Company shall use reasonable best efforts to keep any F-3 Shelf Registration Statement continuously effective under the Securities Act until the Termination Date.

SECTION 5
SUSPENSION PERIODS.

(a)                            Suspension Periods. The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Demand Registration or an F-3 Shelf Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Shares pursuant to a Demand Registration or an F-3 Shelf Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company delivers to the Investor a certificate signed by the Secretary of the board of directors of the Company certifying that the board of directors of the Company has determined in good faith (x) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 5 is herein called a “Suspension Period”. If pursuant to this Section 5 the Company delays or withdraws a Demand Registration or F-3 Shelf Registration requested by the Investor, the Investor shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2 or Section 4. The Company shall provide prompt written notice to the Investor of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 5). The Investor shall keep the existence of each Suspension Period and the Company’s stated reasons therefore confidential and refrain from making offers and sales of Registrable Shares (and direct any other Persons making such offers and sales to refrain from doing so) during such Suspension Period pursuant to this Agreement. In no event (i) may the Company deliver notice of a Suspension Period to the Investor more than two times in any 12-month period and (ii) shall a Suspension Period or Suspension Periods be in effect for an aggregate of 90 days or more in any 12-month period.

(b)                            Investment Agreement Restrictions. Nothing in this Agreement shall affect the restrictions on transfers of Shares and other provisions of the Investment Agreement, which shall apply independently hereof in accordance with the terms thereof.

SECTION 6
HOLDBACK AGREEMENTS.

The restrictions in this Section 6 shall apply for as long as the Investor is the beneficial owner of any Registrable Shares. If the Company sells Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in the United States in a primary underwritten offering pursuant to any registration statement under the Securities Act or in Spain pursuant to an OPS (but only if the Investor is provided its piggyback rights, if any, in accordance with Sections 3(a) and 3(b)), or if any other Person sells Shares in a secondary underwritten offering pursuant to a Piggyback Registration in accordance with Sections 3(a) and 3(b), and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investor) that a public sale or distribution of Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investor shall agree, as contemplated in this Section 6, not to (and to cause its majority-controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the 10th day before the pricing date for the underwritten offering and extending through the earlier of (i) the 180th day, in the case of the initial public offering of Shares, or the 90th day, in the case of any subsequent offerings, in each case after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company) and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in customary form and substance satisfactory to the Company, the managing underwriters and the Investor. Notwithstanding the foregoing, the Investor shall not be obligated to make a Holdback Agreement unless the Company and each selling shareholder in such offering also execute agreements substantially similar to such Holdback Agreement. A Holdback Agreement shall not apply to (i) the exercise of any warrants or options to purchase shares of the Company (provided, that such restrictions shall apply with respect to the securities issuable upon such exercise) or (ii) any Shares included in the underwritten offering giving rise to the application of this Section 6.

SECTION 7
REGISTRATION PROCEDURES.

(a)                            Whenever the Investor requests that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:

(i)                                     subject to the other provisions of this Agreement, prepare and file with the SEC or CNMV (as applicable) a Registration Statement or Prospectus with respect to such Registrable Shares in accordance with the intended method or methods of distribution thereof and use its reasonable best efforts to cause such Registration Statement or Prospectus (as applicable) to become effective and remain effective as provided herein; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated of deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Investor, its counsel and the managing underwriters, if any, copies of all such documents proposed to be filed and such other documents reasonably requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement of Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to any Registrable Shares to be registered pursuant to this Agreement to which the Investor or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

(ii)                                  prepare and file with the SEC and/or the CNMV such amendments and supplements to such Registration Statement and/or the Prospectus as may be necessary to comply with the applicable requirements of the Securities Act and/or the Spanish Securities Laws and to keep such Registration Statement and/or the Prospectus (as applicable) continuously effective for the relevant period required hereunder, and to comply with the applicable requirements of the Securities Act and/or the Spanish Securities Laws with respect to the disposition of all the Shares covered by such Registration Statement or Prospectus (as applicable) during such period in accordance with the intended methods of disposition set forth in such Registration Statement or Prospectus (as applicable);

(iii)                               use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or Prospectus (as applicable), or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

(iv)                              deliver, without charge, such number of copies of the preliminary and final Prospectus and any other documents incident thereto, including any amendment or supplement thereto, as the Investor may reasonably request;

(v)                                 use reasonable best efforts to register or qualify such Registrable Shares under such other securities or “blue sky” laws of such U.S. jurisdictions as the Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided, that the Company will not be required to (I) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (v), (II) subject itself to taxation in any such jurisdiction or (III) consent to general service of process in any such jurisdiction);

(vi)                              in a US offering, notify the Investor and each distributor of such Registrable Shares identified by the Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)                           use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably possible;

(viii)                        if requested by the managing underwriters, if any, or the Investor if Registrable Securities are being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Investor may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request;

(ix)                              furnish or make available to the Investor, its counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by the Investor, such counsel or underwriter); provided, that the Company may furnish or make available any such documents in electronic format;

(x)                                 in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or an F-3 Shelf Registration, enter into an underwriting agreement in substantially the form used at that time by the managing underwriter selected in accordance with Sections 2(e), 3(d) or 4(d) for client offerings of that kind, with appropriate modification, containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including making appropriate employees of the Company available at reasonable times and places to participate in “road-shows” scheduled in connection with the offering);

(xi)                              in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or an F-3 Shelf Registration, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary “cold comfort” letters to such underwriters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement, in connection therewith in customary form and covering such matters of the type customarily covered by “cold comfort” letters, and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(xii)                           use commercially reasonable efforts to cause all such Registrable Shares (or ADSs in respect thereof) to be listed on each primary securities exchange (if any) on which securities of the same class (or ADSs in respect of such securities) issued by the Company are then listed;

(xiii)                        provide a transfer agent and registrar for all Registrable Shares (or the equivalent thereof in Spain) registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;

(xiv)                       in the case of a US underwritten offering of ADSs in respect of Registrable Shares, establish an American Depositary Receipts (ADR) facility through a US depositary for the ADSs and affiliated custodian of the associated Class B shares not later than the effective date of the Registration Statement covering such ADSs, subject to the provisions of Section 10;

(xv)                          in the case of Registrable Shares sold in an OPS, and in any issuance of newly issued Registrable Shares, cause all such Registrable Shares to be registered at the relevant Mercantile Register and at Iberclear at the completion of such OPS in accordance with Spanish rules and regulations;

(xvi)                       in the case of a US underwritten offering, make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xvii)                    promptly notify the Investor and the managing underwriters of any underwritten offering, if any:

(1)                                 when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2)                                 of any request by the SEC or the CNMV for material amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;

(3)                                 of the notification to the Company by the SEC or the CNMV of its initiation of any proceeding with respect to the issuance by the SEC or the CNMV of any stop order (or equivalent thereof in Spain) suspending the effectiveness of the Registration Statement or the Prospectus (as applicable); and

(4)                                 in the case of a US underwritten offering, of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction in the United States.

(b)                            No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Investor or any underwriter or other distributor expressly for use therein.

(c)                             Following such time as the Company registers equity securities with the SEC, the Company shall (i) use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner, (ii) take such further action as the Investor may reasonably request and (iii) furnish to the Investor promptly upon written request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, (B) a copy of the most recent annual or quarterly report of the Company and (C) such other reports and documents so filed by the Company as the Investor may reasonably request in availing itself of Rule 144 under the Securities Act, all to the extent required from time to time to enable the Investor to be eligible to sell Registrable Shares (if any) pursuant to Rule 144 under the Securities Act. Upon the request of the Investor, the Company shall deliver to the Investor a written statement as to whether it has complied with such requirements.

(d)                            The Company may require the Investor and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e)                             The Investor agrees by having its Purchased Shares, Warrant Shares, Class A Shares issued in a Share Exchange, Entry Price Adjustment Shares and Class A Shares delivered in settlement of the Exit Share Shortfall Amount treated as Registrable Shares hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 7(a)(vi), the Investor will immediately discontinue (and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 7(a)(vi); provided, that the time periods provided herein with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Investor is required to discontinue disposition of such Registrable Shares.

(f)                              The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus. Neither the Investor nor any other seller of Registrable Shares may use a free-writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g)                                  It is understood and agreed that any failure of the Company to cause any Registration Statement or Prospectus filed with the SEC or the CNMV to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 7 or otherwise in this Agreement due to any refusal of the SEC or the CNMV to permit a Registration Statement or Prospectus to become or remain effective or to be used because of unresolved SEC or CNMV comments thereon (or on any documents incorporated therein by reference) shall not be a breach of this Agreement, provided that the Company shall have made good faith and reasonable best efforts to cause such Registration Statement or Prospectus to become or remain effective or usable or to resolve such comments.

(h)                                 Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or Prospectus or include Registrable Shares in a Registration Statement or Prospectus unless it has timely received from the Investor information the Company determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or Prospectus supplement, as applicable, to comply with the Securities Act.

SECTION 8
REGISTRATION EXPENSES.

(a)                            All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 7(a)(v)), FINRA fees (including fees and disbursements of counsel for the underwriters in connection with obtaining FINRA clearance of the underwriters’ underwriting arrangements), listing application fees, printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or the Investor), messenger, telephone and delivery expenses of the Company, expenses of the Company incurred in connection with any “road show,” fees and expenses of at least one counsel for the Investor (which counsel shall be selected by the Investor), ADR depositary’s fees, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audits or “cold comfort” letters) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares or fees and expenses of counsel and any other advisor representing any underwriters or other distributors), shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. The Investor shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares and shall pay all of its own costs and expenses (other than as provided in the previous sentence, including the fees and expenses of at least one counsel to the Investor) and any stock transfer taxes.

(b)                            The obligation of the Company to bear the expenses described in Section 8(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended.

SECTION 9
INDEMNIFICATION.

(a)                            The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, the Investor, each of its officers, directors, partners, members, managers, shareholders, agents and employees and each Person who controls the Investor (within the meaning of the Securities Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of preparation and any legal or other fees or expenses incurred by such party in connection with any investigation), expenses (including reasonable attorneys’ fees), fines, penalties, charges and amounts paid in settlement, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Investor expressly for use therein. In connection with an underwritten offering in which the Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor.

(b)                            In connection with any Registration Statement or Prospectus to be filed in respect of Registrable Shares, the Investor shall, without limitation as to time, indemnify and hold harmless, severally and not jointly with any other Person selling Shares pursuant to such Registration Statement or Prospectus, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of preparation and any legal or other fees or expenses incurred by such party in connection with any investigation), expenses (including reasonable attorneys’ fees), fines, penalties, charges and amounts paid in settlement, as incurred, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the Investor expressly for use therein; provided that in no event shall any indemnity under this Section 9(b) exceed the gross proceeds from the offering received by the Investor from the sale of Registrable Securities covered by such Registration Statement or Prospectus.

(c)                             Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person (provided, that the failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby); provided, however, that the indemnified Person shall have the right to employ separate counsel in any such claim and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of the indemnified Person unless: (i) the indemnifying Person agrees to pay such fees and expenses, (ii) the indemnifying Person fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified Person, (iii) the named parties to any such action (including any impleaded parties) include both the indemnified Person and the indemnifying Person and such parties have been advised by the counsel selected by the indemnifying Person and the separate counsel employed by the indemnified Person that either (1) representation of such indemnified Person and the indemnifying Person by the same counsel would be inappropriate under applicable standards of professional conduct or (2) there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to the indemnifying Person with respect to such claim or (iv) in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim (in which case the indemnified Person shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying Party as incurred). The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.

(d)                                 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director, partner, member, manager, shareholder, employee or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date.

(e)                                  If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b) hereof had been available under the circumstances.

SECTION 10
TRANSFERS OF RIGHTS.

(a)                                 If the Investor transfers any rights to a Permitted Transferee in accordance with the Investment Agreement, such Permitted Transferee shall, together with all other such Permitted Transferees and the Investor, also have the rights of the Investor under this Agreement, but only if the Permitted Transferee signs and delivers to the Company a written acknowledgment (in form and substance reasonably satisfactory to the Company) that it has joined with the Investor and the other Permitted Transferees as a party to this Agreement and has assumed the rights and obligations of the Investor hereunder with respect to the rights transferred to it by the Investor. Each such transfer shall be effective when (but only when) the Permitted Transferee has signed and delivered such written acknowledgment to the Company. Upon any such effective transfer, the Permitted Transferee shall automatically have the rights so transferred, and the Investor’s obligations under this Agreement, and the rights not so transferred, shall continue, provided that under no circumstances shall the Company be required to provide (i) more than three Demand Registrations and (ii) more than one F-3 Shelf Registration.

(b)                                 So long as the Purchased Shares and the Warrant Shares are Registrable Securities, the rights to cause the Company to register such Registrable Securities granted to the Investor by the Company under this Agreement may be transferred or assigned to one or more transferees or assignees of such Registrable Securities that is not a Permitted Transferee; provided, that (i) the exercise of any Demand Registration or F-3 Shelf Registration hereunder with respect to such Registrable Securities shall require the consent of the holders of at least a majority of such outstanding Registrable Securities, (ii) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (iii) each such transferee or assignee signs and delivers to the Company a written acknowledgment (in form and substance reasonably satisfactory to the Company) that it assumes the rights and obligations of the Investor hereunder with respect to the rights transferred or assigned to it by the Investor.

(c)                                  Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Investment Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Shares.

SECTION 11
MISCELLANEOUS.

(a)                                 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, by facsimile, upon confirmation of receipt, or by email transmission, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

Abengoa, S.A.

Campus Palmas Altas

C/ Energía Solar 1

Sevilla SEV 41014

Attention: Manuel Sanchez Ortega,

Chief Executive Officer

Facsimile: +34 95 564 1705

E-mail: mso@abengoa.com

with a copy to:

DLA Piper Spain, S.L.

Paseo de la Castellana, 35

Madrid 28046

Spain

Attention: Juan Picon,

Ignacio Gomez-Sancha

Facsimile: +34 91 319 19 40

E-mail: juan.picon@dlapiper.com,

ignacio.gomez-sancha@dlapiper.com

and

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, NY 10020

Attention: Christopher C. Paci

Facsimile: 212-884-8470

E-mail: christopher.paci@dlapiper.com

If to the Investor:

First Reserve Corporation

One Lafayette Place

Greenwich, CT 06830

Attention: Mark McComiskey,

Managing Director

Facsimile: (203) 661-6729

E-mail: mmccomiskey@firstreserve.com

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3954

Attention: William E. Curbow

Facsimile: (212) 455-2502

E-mail: wcurbow@stblaw.com

and

Cuatrecasas, Gonçalves Pereira

Velázquez, 63

28001 Madrid

Spain

Attention: Pere Kirchner

Facsimile: +34 915 247 154

E-mail: p.kirchner@cuatrecasas.com

(b)                                 No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)                                  Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale, (ii) an assignment by the Investor to a Permitted Transferee in accordance with the terms hereof or (iii) an assignment by the Investor in accordance with the terms of Section 10(b) hereof.

(d)                                 No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies (except as specified in Section 9 hereof).

(e)                                  Governing Law; Arbitration. This Agreement will be governed by and construed in accordance with the Laws of Spain. All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules. For purposes of appointing arbitrators in accordance with the said Rules, the Investor shall be considered one party and the Company shall be considered the other party. The seat of the arbitration shall be London (United Kingdom), the language of the arbitration shall be English and the arbitration shall be arbitration in law. The parties submit to jurisdiction in the Courts of London (United Kingdom) for the limited purpose of enforcing this agreement to arbitrate. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

(f)                                   Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e-mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(g)                             Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(h)                            Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(i)                                Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(j)                               Restriction on Third-Party Registration Rights. The Company agrees that it shall not grant any registration rights to any third party (i) unless such rights are expressly made subject to the rights of the Investor in a manner consistent with this Agreement or (ii) if such registration rights are senior to, conflict with or take priority over, the registration rights granted to the Investor under this Agreement.

(k)                            Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Investor; provided, that in the event the Investor transfers or assigns rights hereunder pursuant to Section 10(b), then for so long as the Purchased Shares and the Warrant Shares are Registrable Securities, any such amendment, modification or supplement shall require, and any such waiver or consent to departure from the provisions hereof may not be given without, the prior written consent of the Company and the holders of at least a majority of the outstanding Purchased Shares and Warrant Shares.

[Execution Page Follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

Abengoa, S.A.

By:	/s/ Miguel Ángel Jiménez-Velasco Mazario
Name:	Miguel Ángel Jiménez-Velasco Mazario
Title:

FR Alfajor Holdings S.à.r.l.

By:	/s/ Antonio Baena Bardina
Name:	Antonio Baena Bardina
Title:	Attorney

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